Operating Lease Obligations (Tables)	12 Months Ended
Dec. 31, 2016
Operating Lease Obligations [Abstract]
Schedule of Future Minimum Rental Payments

The following is a summary of future minimum rental payments for the next five years required under operating leases that have initial or remaining noncancellable lease terms in excess of one year as of December 31, 2016 (in thousands):

Years ending December 31,
2017	$145
2018	84
2019	78
2020	60
2021	63
2022 and beyond	5
Total minimum payments required	$435